UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

RS Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Guardian-Sponsored Funds Proxy FAQs

Around the middle of August 2006 we will be mailing out a Prospectus/Proxy statement to Guardian clients of record as of August 4, 2006 for our upcoming Special Shareholder Meeting that is being held September 28, 2006. We anticipate that as a result of this mailing we will receive account questions, as well as general and specific questions on the proposals.  Please transfer all specific questions relating to the Prospectus/Proxy Statement to our proxy voting solicitor, D.F. King & Co., Inc. @ (800) 628-8510.

In order to provide a smooth transition, before transferring calls over to D.F. King please inform the DF King customer service representative of the reason behind the call.

Key Dates:

Meeting Date - September 28, 2006

Record Date - August 4, 2006

Our clients should receive the Prospectus/Proxy statement and voting materials in the mail by August 24, 2006.

Key Numbers:

Guardian Proxy Voting Solicitor = D.F. King & Co., Inc. @ (800) 628-8510.

Variable Annuity Customer Service - (800) 221-3253

Variable Life Customer Service - (800) 441-6455

Group Pensions Customer Service - (877) 500 -2380

Park Avenue Portfolio Customer Service – (800) 343-0817

Document Requests:

If a client calls up and requests one of the following documents, please transfer the call to our proxy voting solicitor, D.F. King & Co., Inc. @ (800) 628-8510.

1)              SAI relating to the Prospectus/Proxy Statement;

2)              Prospectus of each Guardian Retail and Variable Fund;

3)              SAI of each Guardian Retail and Variable Fund;

4)              Annual Report of each Guardian Retail and Variable Fund; and

5)              Annual Report of RS Investment Trust

*For ALL Mutual fund customer service calls*

When a client calls in, please check and see if they were a record owner as of August 4, 2006.

If the client was a record owner:

•                  Starting on August 21, 2006 and continuing up until September 28, 2006 make sure to ask each caller if they have received their proxy materials (prospectus/proxy statement/proxy voting card).

•                  If they have received the proxy materials, please ask them if they have already voted.

•                  If they have voted, thank them for their participation and continue to help them with their request.

•                  If they have not voted, please ask them if they would like to do so while you have them on the telephone. If they would like to vote, please transfer them over to DF King who will be able to take the vote over the phone. Before transferring the call over please ask if the client has any specific questions about their account.

•                  If they have not received the proxy materials, transfer the client through to DF King who will be able to assist them with receiving duplicate materials. Before transferring the call over please ask if the client has any specific questions about their account.

If the client was not a record owner as of August 4, 2006, follow the procedures for a routine call.

For Internal Use Only / Not for Distribution to the Public

Questions:

Q1:    What is a proxy?

Q2:    What is a proxy card?

Q3:    What is all of this proxy material? / Why did I receive all of this proxy material?

Q4:    When is the meeting?

Q5:    What is the record date of the meeting? / What does the record date mean?

Q6:    How do I vote my shares?

Q7:    By when do I need to vote? / When do I have to return my materials?

Q8:    Where do I mail back my proxy voting card? / Where do I mail back my proxy voting instructions?

Q9:    What do I need to vote? / Does my vote count?

Q10:  How many shares/Units do I have? / How are my shares calculated?

Q11:  What Funds are impacted by the proposals?

Q12:  How can I get a duplicate proxy voting card?

Q13:  How can I get a duplicate proxy statement?

Q14:  How do I sign the proxy card?

Q15:  Why did you send the proxy to my old address? / Can I change my address?

Q16:  Who is going to manage my fund(s) after the reorganization?

Q17:  What is going on between Guardian and RS Investments?

Q18:  Does the proposed acquisition affect my account?

Q19:  Who is RS Investments?

Q20:  Will the fund fees increase as a result of the acquisition or proposed fund reorganizations?

Q1: WHAT IS A PROXY?

A: When a Fund wishes to make changes to certain investment restrictions, fund reorganizations, and elect Board members, shareholder approval is needed. A shareholder meeting is held where the official ballots are cast. Since most shareholders can not attend the meeting, Fund companies mail shareholders the proxy before the meeting to solicit their votes. The proxy mailings include a statement, detailing the proposals that are to be voted on, and the materials to use in order to submit voting instructions.

Q2: WHAT IS A PROXY CARD?

The proxy card is a formal document signed by a shareholder to authorize another person acting as proxy, or commonly the company's management, to vote the holder's shares at a special meeting.

Q3: WHAT IS ALL OF THIS PROXY MATERIAL / WHY DID I GET IT?

A: Mutual- A special meeting of shareholders of the Guardian-Sponsored Mutual Funds is being held on September 28, 2006 to vote on the proposal to reorganize your Guardian Fund into a corresponding RS Fund, as part of the plan to integrate the Guardian and RS Fund families. You are being asked to vote on this important matter because you own one or more Funds, as of August 4, 2006, the record date of the meeting. You received a Proxy Statement, which explains each of the proposals in detail, and the materials for you to use to submit your voting instructions.

A: Annuity/Variable Life/Group Pensions - A special meeting of shareholders of the Guardian-Sponsored Funds is being held on September 28, 2006, to vote on the proposal to to reorganize your Guardian Fund into a corresponding RS Fund, as part of the plan to integrate the Guardian and RS Fund families. You are being asked to vote on this important matter because you own one or more Funds as of the August 4, 2006 record date, which are offered as investment options under variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is named owner of any shares you beneficially own. You received a Prospectus/Proxy Statement, which explains each of the proposals in detail, and the materials for you to use to submit your voting instructions because we are seeking your instructions on how GIAC should vote these shares on your behalf.

For Internal Use Only / Not for Distribution to the Public

Q4: WHEN IS THE MEETING?

A: A special meeting of shareholders of the Guardian-Sponsored Mutual Funds is being held on September 28, 2006.

Q5: WHEN IS RECORD DATE FOR THIS MEETING? / WHAT DOES THE RECORD DATE MEAN?

A:  August 4, 2006 is the record date for this meeting. The record date is used to determine the shareholders invested in a Guardian-Sponsored Mutual Fund who will be eligible to vote at the special meeting. Each share of a Fund that you own as of the record date is entitled to one vote and fractional votes will also be counted. The vote is based on the shareholder’s value in the Fund on the record date.

Q6: HOW DO I VOTE MY SHARES?

A: Mutual Fund

By Mail: You can fill out, sign and return the proxy card which you should have received by now.

By Phone:

A)           I can transfer you through to a specialist who can help you vote now if you like.

B)           Call 1-800-690-6903 and follow the simple instructions. Please have your proxy information available when you call.

Via the Internet: Go to www.proxyweb.com and follow the on-line directions.

In Person: Shareholders are invited to vote at the meeting.

If you vote by Telephone or Internet, do not mail your proxy.

A: Annuity/Variable Life/Group Pensions

By Mail: You can fill out, sign and return the proxy card which you should have received by now.

Q7: BY WHEN DO I NEED TO VOTE? / HOW LONG DO I HAVE TO RETURN MY PROXY CARD?

A: Mutual - Your vote will be accepted up until the day of the September 28, 2006 meeting. We ask that you vote at your earliest convenience.

A: Annuity/Variable Life/Group Pensions - Your vote will be accepted up until the day of the September 28, 2006 meeting. We encourage you to mail back your voting instructions early to ensure we receive your vote by that date.

Q8: WHERE DO I MAIL BACK MY PROXY VOTING CARD? / WHERE DO I MAIL MY PROXY VOTING INSTRUCTIONS?

A: We have retained Management Information Systems as a vender to tabulate the votes. The proxy voting card should be sent to them at:

                                MIS Proxy Services

                                PO Box 9163

                                Farmingdale, NY 11735-9829

Mutual only: Are you aware that you can also vote by phone or via the internet?  (CSR: please see Q6 above for details)

Q9: WHY DO I NEED TO VOTE / DOES MY VOTE COUNT?

A: In order to pass the proposals, we need to receive a certain percentage of approval from our shareholders. Your vote is significant to us, no matter how many shares you own.

A: Mutual - Taking the time to vote at your earliest convenience is beneficial to all shareholders, because it reduces the need for follow-up solicitations. Please note that the Board of Trustees has already approved the proposals. They have also recommended that you vote for them as well.

A: Annuity/Variable Life/Group Pensions - Please note that the Board of Directors has already approved the proposals. They have also recommended that you vote for them as well.

For Internal Use Only / Not for Distribution to the Public

Q10: HOW MANY SHARES/UNITS DO I HAVE / HOW ARE MY SHARES CALCULATED?

A: Mutual - The total number of shares you had on the August fourth record date for this proxy equals the number of your voting shares.

A: Annuity/Variable Life/Group Pensions - Shares are based on how many number of units you owned in your contract or policy on the August 4, 2006 record date for this proxy.

If the client asks for more detail please transfer to a proxy specialist.

Q11: WHAT FUNDS ARE IMPACTED BY THE PROPOSALS?

A: Mutual - All of the Guardian-Sponsored Mutual Funds are impacted by the proposals.

A: Annuity/Variable Life/Group Pensions - The proposals only impact Guardian-Sponsored Funds available under your contract. Please see page 1 of the Prospectus/Proxy statement for the list of Funds specifically impacted by each proposal. If you have any specific questions on a proposal I can transfer you over to a specialist who will be happy to assist you.

Q12:  HOW CAN I GET A DUPLICATE PROXY VOTING CARD?

Please hold and I can transfer you through to a specialist who will be able to assist you with this. Before I transfer you over, do you have any specific questions about your account?

Q13:  HOW CAN I GET A DUPLICATE PROXY STATEMENT?

Please hold and I can transfer you through to a specialist who will be able to assist you with this. Before I transfer you over, do you have any specific questions about your account?

Q14: HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should be signed exactly as it appears on the card.

All other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Lily M. Wang, Trustee.’

Q15: Why did you send the proxy to my old address? / Can I change my address?

A: Proxy materials were sent to the address on our files as of our August fourth record date.

Continue with normal address change procedures if the client would like to update address on record.

Q16: WHO IS going to manage my Fund(s) after the reorganization?

A: Mutual –

If the caller *IS ONLY* invested in The Guardian UBS Small Cap Value Fund

The Guardian UBS Small Cap Value Fund is proposed to be reorganized with an existing fund managed by RS Investments.

If the caller is *NOT* invested in The Guardian UBS Small Cap Value Fund

The same portfolio management personnel that currently manage your Funds would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which your Fund is reorganized.

If the caller is invested in The Guardian UBS Small Cap Value Fund *AND* another fund.

With the exception of The Guardian UBS Small Cap Value Fund, which is proposed to be reorganized with an existing fund managed by RS Investments, the same portfolio management personnel that currently manage your Funds would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which your Fund is reorganized.

For Internal Use Only / Not for Distribution to the Public

Q16: WHO IS going to manage my Fund(s) after the reorganization? (Con’t)

A: Annuity/Variable Life/Group Pensions –

If the caller is *NOT* invested in The Guardian UBS VC Small Cap Value Fund

The same portfolio management personnel that currently manage your Funds would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which your Fund is reorganized.

If the caller is invested in The Guardian UBS VC Small Cap Value Fund *AND* another fund.

With the exception of The Guardian UBS VC Small Cap Value Fund, the same portfolio management personnel that currently manage your Funds would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which your Fund is reorganized.

Q17:  What is going on between Guardian and RS Investments?

A: Mutual –

Guardian has agreed to acquire a majority interest in RS Investments, a privately held investment management firm specializing in growth and value mutual funds and institutional accounts.  The transaction is subject to approval by shareholders of the RS mutual funds. Once the transaction is approved, RS will operate as an independent subsidiary of Guardian, under the leadership of the RS CEO and its existing management team.

Guardian and RS also propose to integrate all Guardian-sponsored funds into the RS mutual fund family, subject to the approval of the shareholders of the Guardian-sponsored funds. With the exception of The Guardian UBS Small Cap Value Fund, which is proposed to be managed by portfolio managers at RS, the current individuals responsible for portfolio management will continue to oversee their respective funds after the proposed reorganizations close. The Funds’ board of trustees has approved the reorganizations.

A: Annuity/Variable Life/Group Pensions -

Guardian has agreed to acquire a majority interest in RS Investments, a privately held investment management firm specializing in growth and value mutual funds and institutional accounts.  The transaction is subject to approval by the shareholders of the RS mutual funds.  Once the transaction is approved, RS will operate as an independent subsidiary of Guardian, under the leadership of the RS CEO and their existing management team.

Guardian and RS also propose to integrate all Guardian-sponsored funds into the RS mutual fund family, subject to the approval of the shareholders of the Guardian-sponsored funds. With the exception of The Guardian UBS VC Small Cap Value Fund, which is proposed to be managed by portfolio managers at RS, the current individuals responsible for portfolio management will continue to oversee their respective funds after the proposed reorganizations close. The Guardian Funds’ Board of Directors has already approved the proposals.

Q18:  Does the proposed acquisition affect my account?

A: Mutual

It is our intention, subject to shareholders approval, to integrate all Guardian-sponsored funds into the RS Investments mutual fund family.  This will provide us with an opportunity to offer a more comprehensive set of investment choices to our shareholders. With the exception of The Guardian UBS Small Cap Value Fund, which is proposed to be managed by portfolio managers at RS, the current individuals responsible for portfolio management will continue to oversee their respective funds after the reorganizations.

If approved, your account balance will be transferred to the respective RS fund. The value of your account will not be affected, and this transaction will not have any tax implications to you.

For Internal Use Only / Not for Distribution to the Public

Q18:  Does the proposed acquisition affect my account? (Con’t)

A: Annuity/Variable Life/Group Pensions

It is our intention, subject to shareholder approval, to integrate all Guardian-sponsored funds into the RS Investments fund family. With the exception of The Guardian UBS VC Small Cap Value Fund, which is proposed to be managed by portfolio managers at RS, the current individuals responsible for portfolio management will continue to oversee their respective funds after the reorganizations.

If approved, your account balance will be transferred to the respective RS fund. The value of your account will not be affected, and this transaction will not have any tax implications to you.

Q19: Who is RS Investments?

A: RS Investments is a San Francisco-based investment management firm focused on domestic small- and mid-cap equities. RS has value and growth investment groups that manage mutual funds and separate accounts for individual and institutional clients. RS was founded in 1986.  You can also visit their website at RSinvestments.com to obtain more information about the firm.

Q20:  Will the fund fees increase as a result of the acquisition or proposed fund reorganizations?

A:  No, the funds will not bear the cost of the acquisition or the proposed fund reorganizations.

For Internal Use Only / Not for Distribution to the Public

Dear Contractowner,

Enclosed you will find The Guardian Insurance & Annuity Company, Inc. (GIAC) Annual Report to Contractowners. This customized book reflects the selection of variable investment options under your variable annuity contract(s) as of June 30, 2006, held by all of the members of your household. This report also includes a section containing supplements to the fund prospectuses. We’ve attempted to include information regarding all holdings into this report, although in certain situations it is necessary to send you more than one book.

Account Maintenance

Online: If you wish to view reports for other variable investment options available under your annuity contract in which you are currently not invested, please logon to My Account Manager, at www.guardianinvestor.com. Managing your account online allows you to take advantage of our many web-based services, at your convenience.

By Phone: If you prefer, you can manage your annuity contracts via the telephone by calling (800) 221-3253, option 1. Our automated line has a speech recognition system that allows you to either speak or use the touchtone key pad to make your selections.

Exciting News

I would like to take a moment to let you know about an exciting opportunity for Guardian Investor Services LLC (GIS), the investment adviser for all of the Guardian-Sponsored Funds offered as investment options under your variable annuity contract(s) issued by GIAC.

•         GIS has agreed to acquire a majority interest in RS Investment Management Co. LLC (RS), a leading investment management firm specializing in growth and value mutual funds. We believe that the investment management expertise of RS complements GIS’ existing investment management strengths, and anticipate that GIS’ expanded presence in the investment management business will be beneficial to our contractowners.

•         GIS and RS also propose to integrate the Guardian-Sponsored Funds into the RS fund family. If you were invested in a Guardian fund as of August 4, 2006, you will soon receive a package containing a prospectus/proxy statement detailing the proposals. Your vote is important to us and we encourage you to vote.

If you have any questions about your contract, please call your Registered Representative or our Customer Service Representatives at (800) 221-3253 weekdays between 8:30 a.m. and 7:00 p.m. (Eastern Time).

Thank you for being a valued contractowner. We look forward to assisting you with your financial needs in the years ahead.

Sincerely,

Dennis J. Manning, CLU, ChFC

Chairman and Chief Executive Officer

The Guardian Insurance & Annuity Company, Inc.

Contractowners of the Guardian-sponsored funds and RS-sponsored funds should read the prospectus/proxy statement or proxy statement, as applicable, for their funds carefully when it is available because it will contain important and more complete information about the proposed transactions. The prospectus/proxy statement and proxy statement will set forth the identity of the participants in the proxy solicitation and a description of the participants' direct or indirect interests, by security holdings or otherwise. No authorized offer of a security of the RS-sponsored funds in connection with the proposed integration of the Guardian-sponsored funds into the RS fund family may be made except pursuant to the final prospectus/proxy statement provided to shareholders of the Guardian-sponsored funds. Once the prospectus/proxy statement or proxy statement, as applicable, is available, shareholders can obtain it and other relevant documents without charge at the Securities and Exchange Commission's website (www.sec.gov), or by calling Guardian at (800) 221-3253.

THIS LETTER DOES NOT CONSTITUTE A PART OF THE SEMIANNUAL REPORT

Variable annuities are issued by GIAC, a Delaware corporation, and are distributed by:

Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY  10004
GIAC and GIS are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY

GIS is a member: NASD, SIPC

YOUR VOTE IS VERY IMPORTANT!

Dear Shareholder:

As a shareholder of The Park Avenue Portfolio family of mutual funds, you recently received proxy materials asking for your vote on important proposals that affect your investment.  We apologize for any inconvenience with respect to this follow-up mailing, but to date we have not received your vote. The proposals that you are asked to consider were approved by the Board of Trustees. A special meeting of shareholders is scheduled for September 28, 2006.

Your vote is extremely important, no matter how large or small your Fund holdings. Therefore, we ask that you cast your vote without delay.

We encourage you to use one of the following easy options today for casting your vote:

1. Vote by Telephone.  You may cast your vote by telephone by calling 1-800-690-6903 and by following the prerecorded information.  Please have your proxy information available.

2. Vote Through the Internet.  You may cast your vote using the Internet by logging onto www.proxyweb.com and following the instructions on the website.  Please have your proxy information available.

3. Vote by Mail.  You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, the Board of TRUSTEES recommends that you vote in favor of the proposalS and believes the proposalS ARE in the best interest of THE shareHolders of the fundS.

Taking the time to vote at your earliest convenience is beneficial to all shareholders as it reduces the need for follow-up solicitations. Please take a few minutes to cast your vote.

If you have any questions regarding this letter or need assistance in voting your shares, please call D.F. King & Co., Inc., the fund’s proxy solicitor toll free at 1-800-628-8510.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Sincerely,

Thomas G. Sorell, CFA

President, The Park Avenue Portfolio

Chief Investment Officer, Guardian Investor Services LLC

The Park Avenue Portfolio is distributed by:

Guardian Investor Services LLC (GIS)

GIS is an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America, New York, NY

GIS is a member of NASD, SIPC.

Guardian Investor Services LLC (GIS) 7 Hanover Square, New York, NY 10004 800.221.3253

                                                  A broker/dealer offering securities products and services                                             PAP

D.F. King & Co., Inc.

Telephone Script

Guardian Funds

Introduction

Hello, Mr./Mrs. (Shareholder).  My name is ___________, calling from D.F. King & Co., Inc. on behalf of Guardian Investor Services to follow-up on a recent mailing of proxy materials.  As you may have read in your proxy statement, D.F. King & Co., Inc. has been hired by Guardian to help solicit and record shareholder votes. Have you received the materials for the Guardian Mutual Funds shareholder meetings scheduled for September 28, 2006?

IF NO – Then help the shareholder obtain the material he/she requires.  If a NOBO, give him/her the 800# and have them call back when they receive.  If registered, we will send the materials directly through MIS.  In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15.”

IF YES - Your Board Members are asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals.  For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you still have your proxy card or I can record your vote over the telephone.  Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

If shareholder asks how to vote via the internet, the website is www.proxyweb.com - he/she will need the control number from his/her proxy card.

If shareholder asks how to vote via touch-tone phone, the phone number is 1-800-690-6903 he/she will need the control number from his/her proxy card.

Take time to answer all questions carefully.  Do not give advice.  Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposals.  Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

Here is how we will proceed.  The call will be recorded.  I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity).  Finally, I will confirm that you have received the proxy materials and take your vote.  You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish.  Do you feel comfortable with this process?

IF NO – Do you have any questions that I may answer about this proxy for you?

Take time to answer all questions carefully.  Do not give advice.  Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposals.  Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided.  You can also submit your vote by going online to www.proxyweb.com or by calling 1-800-690-6903 and recording your vote via touch-tone phone.  The shareholder meeting cannot be held until a majority of the shares have been voted.  Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

If YES - Are you ready?

Begin the Vote

First, I’ll reintroduce myself.  My name is __________, calling from D.F. King & Co., Inc. on behalf of the Guardian Investor Services Today’s date is __________ and the time is __________.

May I please have your full name?  If shareholder is an entity, may I please have your title?  Can you confirm that you are authorized to direct the voting of these Guardian shares?

May I please have your address?

May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN.  You may not proceed without this information.  If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares.  However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she may use to cast his/her vote.

Have you received the proxy materials?

Actual Voting

Your Board Members are asking you to consider the proposals which they have studied carefully.  They recommend that you vote in favor of all the proposals.  Would you like to vote in favor of the proposals as recommended by your Board?

 If you are required to read the proposals individually, end each proposal by saying, “Your Board recommends that you vote in favor.  How would you like to vote?”  For most proposals, the valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

For Director voting, the only valid responses are:

F = For all of the nominees.

W = Withhold authority for all nominees.

?=For all nominees (Except as indicated)

Closing

I have recorded your votes.  You have voted __________.  Is that correct?  As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.  In the next 72 hours, we will mail you a letter by first class mail confirming your vote.  If you wish to change your vote for any reason, please call us at the phone number listed in the letter.  Thank you for your time.

Guardian Funds

Answering Machine Message

Hello, this is (Name) calling from D.F. King & Co., Inc., regarding your investment in Guardian Mutual Funds. You should have recently received proxy materials in the mail concerning the Special Shareholders Meetings to be held on September 28, 2006?

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call D.F. King at 800-628-8510.

Thank you for your consideration.

1)              Place Headline on www.guardianinvestor.com

Important Proxy Information (links to another proxy website page one)

2)              Proxy Website Page One:

Proxy Information and Voting

Guardian Investor Services LLC is currently conducting a proxy solicitation for all of the Guardian-Sponsored Funds. A Prospectus/Proxy Statement was mailed to all shareholder of record as of August 4, 2006 that details the proposed reorganization of the Guardian-sponsored funds into the RS fund family.

In order to pass resolutions to make changes to the Funds we need to receive a certain percentage of approval from our clients. We appreciate your careful consideration of the proposals described in the Prospectus/Proxy Statement and encourage you to vote. Remember, your vote is important to us, no matter how many shares you own.

GIAC Contract or Policy Owners

Please fill out, sign and return the proxy card which you received by mail. Your vote will be accepted up until the day of the September 28, 2006 meeting. We encourage you to mail back your voting instructions early to ensure we receive your vote by that date.  GIAC contract and policy owners are not able to vote via the Internet at this time.

The Prospectus/Proxy Statement can be viewed by clicking on the pdf file below.

(attach file)

Park Avenue Portfolio shareholders

As a Park Avenue Portfolio shareholder you may vote using the Internet or phone methods listed below, or via the proxy card that we mailed to you. Please click here (link to proxy website page two) for additional information.  Your vote will be accepted up until the day of the September 28, 2006 meeting.

(attach file)

3)              Proxy Website Page Two:

Proxy Information and Voting for Park Avenue Portfolio Shareholders

Your vote is very important to us and is requested before the September 28, 2006 meeting. Thank you for your prompt attention.

Voting Options:

By Mail: Please fill out, sign and return the proxy card which you should have received by now.

By Internet: Go to www.proxyweb.com and follow the on-line directions.

By Phone: Please call 1-800-690-6903 and follow the simple instructions. Please have your proxy information available when you call.

In Person: Shareholders are invited to vote at the meeting.

If you vote by Telephone or Internet, do not mail your proxy.

TO:

Our Guardian Associates

FROM:

Sharon Campbell

Director, Equity Investor Communications

DATE:

August __, 2006

SUBJECT:	Proxy Solicitation for The Guardian-Sponsored Funds

Proxy materials are currently being mailed to Park Avenue Portfolio shareholders and The Guardian Insurance & Annuity Company, Inc. (GIAC) variable annuity contractowners, variable life insurance policyowners, and 401(k) Investor and Guardian Advantage contractowners who had portions of their investments allocated among one or more Guardian-Sponsored Mutual Funds as of August 4, 2006 (the Record Date).

A special meeting of shareholders will be held on September 28, 2006 (The “Special Meeting”) to vote on the proposals outlined in the three respective Prospectus/Proxy Statements included with the current mailing to shareholders. As you may already be aware, Guardian Investor Services LLC (GIS) and RS Investment Management Co. LLC (RS) propose to integrate the Guardian-Sponsored Funds (the “Funds”) into the RS fund family (the “RS Funds”). At the Special Meeting, shareholders will be asked to approve an Agreement and Plan of Reorganization between each Fund and the corresponding RS Fund.

Although it is proposed that RS would be the investment adviser for all of the Funds (with the exception of The Guardian UBS Small Cap Value Fund, which is proposed to be reorganized with an existing fund managed by RS, and The Guardian UBS VC Small Cap Value Fund, which will be managed by RS) following the proposed reorganizations, the same portfolio management personnel that currently manages the Funds would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which each Fund is reorganized. GIS would become the sub-adviser for the index, asset allocation, and fixed income funds; Guardian Baillie Gifford Limited would become the sub-adviser for the international and emerging markets funds and Baillie Gifford Overseas Limited would continue to manage those funds as the sub-sub-adviser; and UBS Global Asset Management (Americas) Inc., would continue to sub-advise the large cap value fund.

The Prospectus/Proxy Statements describe the proposals to reorganize each of the Funds into the RS Funds. Attached is a summary of the proposals and the Funds they affect. To request a copy of the proxy statements, please call our Sales & Marketing Hotline at (800) 650-6505.

We’ve retained D.F. King & Co., Inc. as our proxy voting solicitor. Your Park Avenue Portfolio clients may receive a call from D.F. King encouraging them to vote.

Park Avenue Portfolio shareholders: In addition to attending the meeting, your Park Avenue Portfolio clients can vote by the mail, by phone at 1-800-690-6903, or via the Internet at www.proxyweb.com.

GIAC Contract or Policy Owners: In addition to attending the meeting, your Contract or Policy Owner clients can vote by the mail.

Park Avenue Portfolio shareholders are entitled to one vote for each share they own and fractional votes will also be counted. GIAC is the record holder of any shares held through individual variable annuity contracts and variable life policies, however we are seeking your client’s instructions on how GIAC should vote these shares on their behalf.

Encouraging your clients to take the time to vote at their earliest convenience will be beneficial to all shareholders and reduce the need for follow-up solicitations.  Please note that the Board of Trustees and Directors have already approved the proposals. They have also recommended that your clients vote for them as well.

For Broker/Dealer Use Only.  Not for Dissemination to the Public.

Proxy Solicitation for The Park Avenue Portfolio family of funds Proposal Summary

(with the exception of The Guardian UBS Small Cap Value Fund)

Proposal:  Shareholders are being asked to vote on an Approval of an Agreement and Plan of Reorganization between the Trust, on behalf of such Guardian Fund, and RS Investment Trust, on behalf of each of its corresponding series specified below:

Guardian Fund	RS Fund
The Guardian Park Avenue Fund®	RS Core Equity Fund
The Guardian UBS Large Cap Value FundSM	RS Large Cap Value Fund
The Guardian Park Avenue Small Cap FundSM	RS Small Cap Core Equity Fund
The Guardian Asset Allocation FundSM	RS Asset Allocation Fund
The Guardian S&P 500 Index FundSM	RS S&P 500 Index Fund
The Guardian Baillie Gifford International Growth FundSM	RS International Growth Fund
The Guardian Baillie Gifford Emerging Markets FundSM	RS Emerging Markets Fund
The Guardian Investment Quality Bond FundSM	RS Investment Quality Bond Fund
The Guardian Low Duration Bond FundSM	RS Low Duration Bond Fund
The Guardian High Yield Bond FundSM	RS High Yield Bond Fund
The Guardian Tax-Exempt FundSM	RS Tax-Exempt Fund
The Guardian Cash Management FundSM	RS Cash Management Fund

Proxy Solicitation for The Guardian UBS Small Cap Value Fund Proposal Summary

Proposal	To be voted on by:

Approval of the Agreement and Plan of Reorganization, dated August 15, 2006, between The Park Avenue Portfolio, on behalf of The Guardian UBS Small Cap Value Fund, and RS Investment Trust, on behalf of RS Partners Fund.

Shareholders of each class of The Guardian UBS Small Cap Value Fund, voting separately by share class.

Proxy Solicitation for The Guardian-Sponsored Funds Proposal Summary

Proposal: GIAC Contract or Policy Owners are being asked to vote on an Approval of an Agreement and Plan of Reorganization between each of The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc., and The Guardian Cash Fund, Inc., and RS Variable Products Trust, on behalf of each of its corresponding series specified below:

Guardian Fund	RS Fund
The Guardian Stock Fund	RS Core Equity VIP Series
The Guardian VC 500 Index Fund	RS S&P 500 Index VIP Series
The Guardian VC Asset Allocation Fund	RS Asset Allocation VIP Series
The Guardian VC High Yield Bond Fund	RS High Yield Bond VIP Series
The Guardian VC Low Duration Bond Fund	RS Low Duration Bond VIP Series
The Guardian UBS VC Large Cap Value Fund	RS Large Cap Value VIP Series
The Guardian UBS VC Small Cap Value Fund	RS Partners VIP Series
Baillie Gifford International Growth Fund	RS International Growth VIP Series
Baillie Gifford Emerging Markets Fund	RS Emerging Markets VIP Series
The Guardian Small Cap Stock Fund	RS Small Cap Core Equity VIP Series
The Guardian Bond Fund, Inc.	RS Investment Quality Bond VIP Series
The Guardian Cash Fund, Inc.	RS Cash Management VIP Series

For Broker/Dealer Use Only.  Not for Dissemination to the Public.

For Broker/Dealer Use Only.  Not for Dissemination to the Public.

Variable products and their underlying investment options and The Park Avenue Portfolio family of mutual funds are offered by prospectus only. Prospectuses contain important information including objectives, risks, fees and expenses and should be read carefully before investing or sending money. Your client should consider the objectives, risks, fees and charges of each investment product carefully before investing. The prospectus contains this and other important information. Copies can be obtained by calling 1.800.221.3253 (Variable Annuities), 1-800-441-6455 (Variable Life Insurance Policies), (800) 650-6505 (Park Avenue Portfolio), and (877) 500 -2380 (Guardian Advantage/401(k) Investor).

Variable Annuity and Variable Life Insurance policies are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware corporation, and are distributed by Guardian Investor Services LLC (GIS).  The Park Avenue Portfolio is distributed by GIS. GIAC and GIS are located at 7 Hanover Square, New York, NY  10004 1-800-221-3253.

You must be a registered representative and a licensed life insurance agent to solicit variable life insurance and variable annuity products.

GIAC and GIS are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY.

GIS is a member NASD, SIPC.